Exhibit 99.2
July 26, 2022 2Q22 QUARTERLY EARNINGS SUPPLEMENT

2 2 Ticker: BUSE Special Note Concerning Forward - Looking Statements Statements made in this document, other than those concerning historical financial information, may be considered forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance, and business of the Company. Forward - looking statements, which may be based upon beliefs, expectations, and assumptions of the Company’s management, and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “pl an,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” or other similar expressions. Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyo nd the Company’s ability to control or predict, could cause actual results to differ materially from those in the Company’s forw ard - looking statements. These factors include, among others, the following: ( i ) the strength of the local, state, national, and international economy (including effects of inflationary pressures and supply chain constraints); (ii) the economic impact of an y future terrorist threats or attacks, widespread disease or pandemics (including the Coronavirus Disease 2019 pandemic), or ot her adverse external events that could cause economic deterioration or instability in credit markets (including Russia’s invasion of Ukraine); (iii) changes in state and federal laws, regulations, and governmental policies concerning the Company’s general business; (iv) changes in accounting policies and practices; (v) changes in interest rates and prepayment rates of the Compan y’s assets (including the impact of The London Inter - bank Offered Rate phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and mainta in secure and reliable electronic systems; (viii) the loss of key executives or associates; (ix) changes in consumer spending; ( x) unexpected results of current and/or future acquisitions, which may include failure to realize the anticipated benefits of an y acquisition and the possibility that transaction costs may be greater than anticipated; (xi) unexpected outcomes of existing or new litigation involving the Company; and (xii) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, and blizzards. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect its financial results, is included in the Company’s filings with th e S ecurities and Exchange Commission.

3 3 Ticker: BUSE Non - GAAP Financial Information This document contains certain financial information determined by methods other than GAAP. Management uses these non - GAAP measures, together with the related GAAP measures, in analysis of the Company’s performance and in making business decisions, as well as comparison to the Company’s peers. The Company believes the adjusted measures are useful for investors and management to understand the effects of certain non - recurring noninterest items and provide additional perspective on the Company’s performance over time. A reconciliation to what management believes to be the most directly comparable GAAP financial measures — specifically, net interest income, total noninterest income, net security gains and losses, and total noninterest expense in the case of pre - provision net revenue, adjusted pre - provision net revenue, pre - provision net revenue to average assets, and adjusted pre - provision net revenue to average assets; net income in the case of adjusted net income, adjusted diluted earnings per share, adjusted return on average assets, return on average tangible common equity, and adjusted return on average tangible common equity; net interest income in the case of adjusted net interest income and adjusted net interest margin; net interest income , total noninterest income, and total noninterest expense in the case of adjusted noninterest expense, adjusted core expense, efficiency ratio, adjusted efficiency ratio, and adjusted core efficiency ratio; total stockholders’ equity in the case of ta ngi ble book value per common share; total assets and total stockholders’ equity in the case of tangible common equity and tangible common equity to tangible assets; portfolio loans in the case of core loans and core loans to portfolio loans; total deposits in the ca se of core deposits and core deposits to total deposits; and portfolio loans and total deposits in the case of core loans to core d epo sits — appears below. These non - GAAP disclosures have inherent limitations and are not audited. They should not be considered in isolation or as a substitute for operating results reported in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies. Tax effected numbers included in these non - GAAP disclosures are based on estimated statutory rates or effective rates as appropriate.

4 4 Ticker: BUSE Table of Contents Overview of First Busey Corporation (BUSE) 5 Sizable Business Lines Provide for Innovative Solutions 6 Investment Highlights 7 Experienced Management Team 8 Strong Regional Operating Model 9 High Quality Loan Portfolio 10 Top Tier Core Deposit Franchise 11 Diversified and Significant Sources of Fee Income 12 Fully Integrated Wealth Management Platform 13 Wealth Management Growth & Mid - Year Update 14 Scalable Payment Technology Solutions Platform 15 FirsTech Growth & Mid - Year Update 16 Net Interest Margin 17 Focused Control on Expenses 18 Continued Investment in Technology Enterprise - Wide 19 Rising Digital Banking Adoption 20 Fortress Balance Sheet 21 Robust Capital Foundation 22 Pristine Credit Quality 23 Reserve Supports Credit & Growth Profile 24 Balanced, Low - Risk, Short - Duration Investment Portfolio 25 Actively Managing Asset - Sensitive Balance Sheet 26 Quarterly Earnings Review 27 Earnings Performance 28 Environmental, Social and Governance Responsibility 29 Appendix: Loan Portfolio Detail , Non - GAAP Financial Information 30

5 5 Ticker: BUSE Unwavering Focus on 4 Pillars: ASSOCIATES, CUSTOMERS, COMMUNITIES AND SHAREHOLDERS Overview of First Busey Corporation (BUSE) Company Overview Financial Highlights (1) Non - GAAP calculation, see Appendix (2) Market Data for BUSE updated to close on 7/25/22, per Nasdaq (3) Based on FY 2022 c onsensus median net income of covering analysts as of 7/25/22 BUSE Stock Price (2) Price Per Share $24.82 Market Cap $1.37B Dividend Yield 3.71% Price/TBV 1.73x Price/NTM (3) 10.9x AMONG THE BEST + 150+ year old financial institution headquartered in CHAMPAIGN, IL $20 $22 $24 $26 $28 $30 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Regional operating model serving 4 regions: NORTHERN, CENTRAL, GATEWAY, FLORIDA Commercial Banking Payment Tech Solutions Wealth Management $ in millions 2020 2021 2022 Q2 YTD Total Assets $10,544 $12,860 $12,356 Total Loans (Ex-HFS) $6,814 $7,189 $7,498 Total Deposits $8,678 $10,769 $10,397 Total Equity $1,270 $1,319 $1,162 NPA/Assets 0.27% 0.17% 0.15% Net Interest Margin 3.03% 2.49% 2.56% Adj. PPNR ROAA (1) 1.75% 1.35% 1.29% Adj. ROAA (1) 1.06% 1.15% 0.95% Adj. ROATCE (1) 12.47% 14.40% 13.79%

6 6 Ticker: BUSE (1) Consolidated (2) Busey Bank segment, excluding Wealth Management & FirsTech; excludes intracompany eliminations and consolidations (3) Consolidated; Non-GAAP calculation, see Appendix (4) Wealth Management segment (5) LTM total payments processed (6) FirsTech segment; Non-GAAP calculation, excludes intracompany eliminations Diversified financial holding company with comprehensive and innovative financial solutions for individuals and businesses Sizable Business Lines Provide for Innovative Solutions $10.7 Billion 13.8% Payments Processed (5) Revenue Growth (YoY) Full suite of diversified financial products for individuals and businesses Wealth & asset management services for individuals and businesses Payment platform that enables the collection of payments across a variety of modules $12.4 Billion Assets (1) 14.6% Adj. ROATCE (MRQ) (3) $11.5 Billion Assets Under Care 46.3% PT Margin (MRQ) $363.7 Million LTM Revenue (2) $57.6 Million LTM Revenue (4) $20.8 Million LTM Revenue (6)

Investment Highlights

Attractive Franchise that Provides Innovative Financial Solutions

- 58 branches across four states: Illinois, Missouri, Indiana, and Florida
- Premier commercial bank, wealth management, and payment technology solutions for individuals and businesses
- Attractive core deposit to total deposit ratio (98.9%)[(1)] and low cost of non-time deposits (5 bps) in 2Q22
- Substantial investments in technology enterprise-wide and next generation leadership talent

Sound Growth Strategy Driven by Regional Operating Model

- Organic growth across key business lines driven by regional operating model that aligns commercial, wealth and FirsTech operations
- Quarter-over-quarter core loan[(2)] growth of $249 million (3.4% QoQ growth) and year-over-year core loan[(2)] growth of $695 million (10.2% YoY growth)
- Combined Wealth Management and FirsTech YoY revenue[(3)] growth of 8.5%
- Efficient and right-sized branch network (average deposits per branch of $179 million)
- Leverage track record as proven successful acquirer to expand through disciplined M&A

Powerful Combination of Three Business Lines Drives Strong Noninterest Income

- Significant revenue derived from diverse and complementary fee income sources
- Noninterest income / revenue (ex-securities losses)[(4)] of 30.1% for 2Q22
- Wealth management and payment technology solutions account for 58.1% of noninterest income (ex-securities losses) in 2Q22
- Sizable business lines provide for a full suite of solutions for our clients across their lifecycle

Attractive Profitability and Returns

- Adjusted ROAA & Adjusted ROATCE 0.97%[(2)] and 14.62%[(2)] for 2Q22
- Adjusted Core Efficiency Ratio 59.0%[(2)] for 2Q22
- Adjusted diluted EPS $0.54[(2)] for 2Q22
- Quarterly dividend of $0.23 (3.71% yield)[(5)]

Built on a Fortress Balance Sheet

Pristine asset quality, highly diversified loan portfolio, and capital levels significantly in excess of well-capitalized minimums

(1) Non-GAAP calculation, see Appendix (2) Ex-PPP; Non-GAAP calculation, see Appendix (3) Non-GAAP; Wealth Management segment & FirsTech segment, excludes intracompany eliminations
(4) Revenue consists of net interest income plus noninterest income, excluding security gains and losses (5) Based on BUSE closing stock price on 7/25/22

Ticker: BUSE

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8 8 Ticker: BUSE Joined Busey in 2006 and led various finance functions prior to serving as CFO/COO and now Bank President/CEO. Mr. Elliott has played instrumental roles in executing various strategic and growth initiatives. Before joining Busey, Mr. Elliott worked for Ernst & Young. Has served as President & CEO of First Busey since 2007 and became Chairman of the Board effective July 2020. Mr. Dukeman was President & CEO of Main Street Trust from 1998 until its merger with First Busey in 2007. His 40 years of diverse financial services experience and extensive board involvement brings a conservative operating philosophy and a management style that focuses on Busey’s associates, customers, communities and shareholders. Van A. Dukeman Chairman, President & CEO, First Busey Corp. Robin N. Elliott President & CEO, Busey Bank Experienced Management Team Joined Busey in January 2020 with nearly 25 years of financial leadership experience. Previously, Ms. Bowe served as Senior Director of Operational Risk Program Management at KeyBank. Ms. Bowe offers experience in M&A due diligence, effective navigation of key risk areas and dedication to continuous improvement towards enterprise - wide risk management strategies. Monica L. Bowe EVP & Chief Risk Officer Joined Busey in December 2011 and has over 40 years of legal experience. Prior to joining Busey, he was a partner in the law firm of Meyer Capel, where he specialized in serving the financial services industry. John J. Powers EVP & General Counsel Joined Busey in 2008 and now leads many areas, including: operations, corporate strategy, marketing & communications, community relations, human resources, as well as M&A integration and other key projects and strategic initiatives. Prior to joining Busey, Mrs. Randolph worked for 10+ years with CliftonLarsonAllen LLP. Amy L. Randolph Chief of Staff & EVP of Pillar Relations Joined Busey in 1984, serving in the role of Vice Chairman of Credit, Chief Banking Officer or Chief Credit Officer since 2010 and chairing all Credit Committees. Mr. Plecki previously served as COO, President & CEO of Busey Wealth Management, and EVP of the Florida and Champaign markets. Prior to the 2007 merger with First Busey, he served in various management roles at Main Street Trust. Robert F. Plecki, Jr. EVP & Vice Chairman of Credit Joined Busey in 2011 and has over 15 years of experience in the banking industry. Before being named President of Credit and Bank Administration in 2022, he served as Co - Chief Banking Officer for two years. Mr. Jorstad has also held the role of Regional President for Commercial Banking – overseeing business banking efforts, including Agricultural, Commercial, Construction and Real Estate financing. Chip Jorstad EVP & President of Credit and Bank Administration Joined Busey in 2021 where he focuses on developing strategic growth opportunities and product development with an emphasis on well - capitalized banking. Prior to Busey, Mr. Mayberry was with PNC, serving as EVP & Director of Strategy and Planning for the Commercial Bank. With over 30 years of financial and commercial banking experience, he previously served as the Midwest Business Banking Regional Executive and National Sales Leader of Treasury Services for JPMorgan Chase. Willie B. Mayberry EVP & President of Regional Banking Joined Busey in 2021, leading the team that provides asset management, investment and fiduciary services to individuals, businesses and foundations. Mr. Burgess formerly served as President of Commerce Brokerage Services, Inc., and was Director of Business Development for the east region of Commerce Trust Company. Previously, he served as Vice President of Sales Operations for Fisher Investments in Woodside, California. Jeff D. Burgess EVP & President of Busey Wealth Management Joined Busey in 2020 in his current role. Mr. Yasin is a seasoned technology operator, founder, investor and advisor, working with technology companies across the globe. His experience includes working with Groupon, CareerBuilder, Accenture, and KKR. Mr. Yasin has been a member of the Illinois Bar Association since 2003. Farhan Yasin President & CEO, FirsTech CTO, Busey Bank Joined Busey in August 2019, bringing his nearly 20 years of investment banking and financial services experience to Busey. Mr. Jones previously served as Managing Director and Co - Head of Financial Institutions at Stephens Inc. Mr. Jones began his career in the Banking Supervision and Regulation division of the Federal Reserve. Jeffrey D. Jones EVP & CFO Joined Busey in June 2022 to lead the Consumer, Community, Mortgage and Digital Banking teams. Mr. Sheils ’ nearly 25 years of banking experience includes serving as the Head of Retail Banking at MB Financial. Prior to his shift to retail, he was the Head of Commercial Banking at MB Financial and at LaSalle Bank. Mr. Sheils brings seasoned expertise in consumer and small business strategy, call center management, retail operations, deposit and income growth, product development and enhancing digital options. Joseph A. Sheils EVP & President Consumer and Digital Banking

9 9 Ticker: BUSE Banking Centers: 3 Deposits: $442.5MM Avg. Deposits Per Branch: $147.5MM 2022 - 27 Pop. Growth: 5 ..9% versus U.S. avg. 3 ..2% Banking Centers: 20 Deposits: $2.9B Avg. Deposits Per Branch: $143.2MM 2022 Pop: 2.8 Million Four distinct operating regions provide for attractive mix of customers and demographics, providing compelling business and market opportunities Northern Gateway Central Florida Source: US Census Claritas data as of most recent date available & 2021 FDIC Summary of Deposits Banking Centers: 10 Deposits: $1.9B Avg. Deposits Per Branch: $192.4MM Median HHI: $83,335 Banking Centers: 25 Deposits: $5.2B Avg. Deposits Per Branch: $208.1MM DMS Rank: Top 5 in 5 out of 7 IL Markets Strong Regional Operating Model

10 10 Ticker: BUSE $1,659 $1,748 $1,701 $1,669 $1,690 $376 $375 $386 $354 $355 $2,035 $2,123 $2,087 $2,023 $2,045 55% 56% 53% 53% 53% $1 $501 $1,001 $1,501 $2,001 $2,501 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Retail Commercial % Utilized (total) $ in millions High Quality Loan Portfolio (1) Capital is Bank Tier 1 Capital + Allowance for credit losses (2) Based on loan origination (3) Busey loans ex - PPP (4) Exc ludes credit card & overdraft protection & includes tranche loan commitments/associated sub notes Loan Portfolio Composition – Q2 202 2 Loan Portfolio Regional Segmentation (2) Ex - PPP Loans Trends Funded Draws & Line Utilization Rate (4) MRQ Yield on Loans 3.58% Central 43% Gateway 28% Northern 24% Florida 5% $1,664 $1,754 $1,869 $1,875 $1,912 $2,920 $3,069 $3,120 $3,135 $3,228 $501 $431 $386 $445 $466 $1,710 $1,719 $1,739 $1,786 $1,884 $6,795 $6,972 $7,114 $7,241 $7,490 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 C&I CRE Construction Retail Real Estate & Other $ in millions LTM Commercial Growth (3) 10.3% LTM Core Growth (3) 10.2% Classified Lns / Capital (1) 7.6% Underwriting Guidelines ■ CRE perm ranges from •• 1.15x - 1.35x pre - dist. DSCR, •• 65% - 80% LTV ■ C&I loans require 1.20x •• FCCR, RLOCs >$1MM with •• monthly borrowing base

11 11 Ticker: BUSE $10,206 $10,659 $10,629 $10,451 $10,277 98.7% 98.5% 98.7% 98.7% 98.9% 97.5% 98.0% 98.5% 99.0% 99.5% 100.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Core Deposits Core/Total Deposits $ in millions $10,337 $10,818 $10,769 $10,592 $10,397 69.5% 66.1% 66.8% 68.7% 72.1% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Total Deposits Loan to Deposit Ratio $ in millions Top Tier Core Deposit Franchise Deposit Portfolio Composition – Q2 2022 Historical Cost of Deposits, 2015 – Q2 2022 (1) Total Deposits & Loan to Deposit Ratio Core Deposits (2) / Total Deposits (1) Quarterly effective fed funds per FRED, Federal Reserve Bank of St. Louis. Average during quarter, not seasonally adjuste d (2) Non - GAAP calculation, see Appendix 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% BUSE Cost of Deposits Effective Fed Funds Rate C k MRQ Avg Cost of Deposits 0.08% MRQ Avg Cost of Non-Time Deposits 0.05% Avg Deposits per Branch $179 million 0.09% Jun 2022 MTD Avg Cost of Deposits

12 12 Ticker: BUSE $33.0 $33.3 $35.1 $35.8 $31.0 $64.5 $70.8 $70.5 $70.1 $75.9 $97.5 $104.1 $105.6 $105.9 $106.9 33.8% 32.0% 33.2% 33.8% 29.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Noninterest Income Net Interest Income Nonint. Inc. / Total Revenue $ in millions ▪ Noninterest income represented 30.1% of revenue (ex - securities losses) in 2Q22 ▪ Key businesses of wealth management and payment technology solutions contributed 58.1% of noninterest income (ex - securities losses) in 2Q22 ▪ QoQ decline in noninterest income primarily attributable to seasonality of farm management income and impact of market declines on wealth management, lower mortgage revenue, unrealized securities losses and lower venture capital valuation adjustments ▪ Durbin amendment impact beginning 7/1/22 ; projecting a $4.3 to $4.5 million reduction in noninterest income in the second half of 2022 and reduction of $8.5 to $9.0 million for full year 2023 Diversified and Significant Sources of Fee Income Noninterest Income / Total Revenue (1) (1) Includes net security gains and losses Sources of Noninterest Income ▪ Pie Chart excludes net securities losses Noninterest Income Detail 6/30/21 6/30/22 YoY Change Wealth Management Fees $13,002 $14,135 +8.7% Fees for Customer Services $8,611 $9,588 +11.3% Payment Technology Solutions $4,530 $4,888 +7.9% WM + Customer Svcs. + Pmt Tech $26,143 $28,611 +9.4% Mortgage Revenue $1,747 $284 -83.7% Income on Bank Owned Life Insurance $1,476 $874 -40.8% Net Securities Gains (Losses) $898 ($1,714) NM Other Noninterest Income $2,747 $2,964 +7.9% Total Noninterest Income $33,011 $31,019 -6.0%

13 13 Ticker: BUSE Fully Integrated Wealth Management Platform Six Distinct Teams Our wealth management business provides effective and high - touch solutions for high - net - worth individuals. Our clients work with a dedicated team of financial professionals, with each team member bringing their specialized focus to add value to each client’s personal situation. With financial planning at the core of our client experience, we leverage the collective expertise of the team to streamline the delivery of our investment strategy and holistic wealth services, in a cohesive, consolidated manner. Private Wealth Advisor Wealth Planning Private Client Legacy Planning Tax Planning & Preparation Portfolio Management ▪ Concierge banking with one point of contact ▪ Complete and simplified coordination of all banking needs ▪ Tax - advantaged retirement savings maximization ▪ Goal tracking, projections & stress testing ▪ Deduction maximization & tax - advantaged savings strategies ▪ 1040 & 1041 preparation by in - house team ▪ Philanthropic advisory ▪ Tax - efficient wealth transfer & asset protection ▪ Institutional approach ▪ Corporate retirement plan advisory ▪ Consistent track record of outperformance ▪ Risk - return optimization ▪ Specialized strategies for tax efficiency

14 14 Ticker: BUSE Wealth Management Growth & Mid - Year Update ▪ Assets under care of $11.5 billion, a QoQ decrease of $875 million, predominantly due to the reduction in market valuations during 2Q22 ▪ Wealth revenue of $14.1 million, an 8.7% YoY increase and pre - tax net income of $6.5 million, a 4.2% YoY increase ▪ Pre - tax profit margin of 46.3% in 2Q22 and 44.7% over the last twelve months ▪ The investment team continues to produce excellent returns, outperforming benchmarks over multiple measurement periods ▪ Returns for the team’s blended portfolio outperformed the blended benchmark (1) ▪ 190 bps outperformance YTD ▪ 111 bps outperformance in 2Q22 ▪ Customer pipelines continue to be strong, as integration of commercial banking and wealth management sales strategies builds momentum ▪ Ongoing account fee structure analysis expected to generate incremental revenue growth opportunities over the next twelve months ▪ Launched BWM app in 2Q22 – mobile client connection to portfolio information through an intuitive interface (1) Blended benchmark consists of 60% MSCI All - Country World Index / 40% Bloomberg Intermediate Govt/Credit Index (2) Wealth Ma nagement segment Wealth - Assets Under Care Wealth – Revenue & Pre - tax Income (2) $12,303 $12,364 $12,731 $12,329 $11,454 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 $ in millions $13.0 $13.7 $13.7 $15.8 $14.1 $6.3 $6.1 $5.5 $7.5 $6.5 48.3% 44.1% 40.1% 47.6% 46.3% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Revenue Pre-Tax Net Income Pre-Tax Profit Margin $ in millions

Scalable Payment Technology Solutions Platform

Renew & Expand Core Business

- Offering secure payments via mobile bill pay, online bill pay, walk-in processing, lockbox, IVR, ACH, money management software and credit card networks
- 95%+ renewal rates for existing customer base
- Continue to implement strategies to penetrate existing commercial banking customer base and expand utilization of payment modules from existing customers
    - Q2 case study: Onboarded commercial customer referred from Busey Treasury Management, a company in the Investigation & Security Services industry, to use the full FirsTech payments platform to offer their customers multiple payments methods and significantly reduce days of sales outstanding

Innovating for Growth

BaaS Solution

- Out-of-the-box customized payment solution with attractive & adaptive UX
    - Customers can offer white-labeled web & mobile platforms to their clients
- API connection to customer's existing core for seamless integration
- Revenue generated from one-time setup fee, recurring SaaS fee, and revenue share per transaction above certain processing thresholds

SMB Vertical

- Turnkey application that enables customers to move to an ecommerce platform & accept payments
- Strategy of leading with Merchant Processing equipment sales, then demonstrate value of upgrading to ecommerce platform to existing customers

Primary Core Verticals – Highly Regulated Industries

- Utilities
- Telecom
- Insurance
- Municipalities

Primary BaaS Vertical

- Community Banks & Credit Unions

FirsTech's customized payments platform


Company Logo
Payment Center
Welcome, John
Upcoming Payments
That Company, Inc.
$140.86
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Saved Payment Methods
Robert's Saving

Ticker: BUSE

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FirsTech Growth & Mid-Year Update

- LTM revenue of $20.8 million, an increase of 14% over the prior twelve-month period
- Online bill pay revenue YTD impacted by a single sizable enterprise customer experiencing a material decrease in transactions
  - Collection delay specific to economic impacts on the consumer payments cycle; no other online bill pay customer issues were prevalent in 2Q22
- Began upgrading IVR solution for all customers during 2Q22; new tech provides superior experience
- Continue to invest and build-out the BaaS offering initiative. YTD we hired and trained four new associates that are focused on BaaS and have conducted more than 170 meetings with potential customers
- Our pipeline continues to build, and we regularly track progress to adapt our go-to-market sales strategies. Some initial takeaways:
  - The value of customized payments-enabled software platforms from an ODFI-sponsored company is resonating with potential customers
  - Initial BaaS interest has been with smaller depositories located in the Midwest that know they need enhanced & nimble fintech solutions to remain competitive
  - BaaS offering has longer-than-anticipated sales & implementation cycle

$10.7 billion *Payments processed annually (1)*

33 million *Transactions processed per year (2)*

Revenue Growth (3)

6/30/21 LTM		6/30/22 LTM
$18.3 million	*+13.8%* →	**$20.8 million**



PAYMENT METHODS
Debit/Credit Card
Prepaid Card
eWallet Solutions
ACH
Google Pay
Check
Apple Pay
Cash
Real Time Payment
PAYMENT CHANNELS
Auto Debit/ Recurring
IVR/CSR
POS
API/Web Services
Lockbox Services
Online
Walk up or in person bill pay
Mobile/SMS
STATEMENTS
Consolidated Reports
Electronic Billing
Bill Reminders
Paper Bill Statements
Bill Presentment
CONSUMER
firstech

(1) LTM total payments processed (2) LTM total transactions processed (3) Non-GAAP, revenue equates to all revenue sources tied to FirsTech and excludes intracompany eliminations

Ticker: BUSE
16

17 17 Ticker: BUSE $59.1 $64.4 $66.4 $68.1 $75.3 $1.7 $1.8 $1.5 $1.2 $0.6 $4.3 $5.2 $3.3 $1.3 $0.6 $65.1 $71.4 $71.1 $70.6 $76.5 $58.0 $60.0 $62.0 $64.0 $66.0 $68.0 $70.0 $72.0 $74.0 $76.0 $78.0 $45.0 $50.0 $55.0 $60.0 $65.0 $70.0 $75.0 $80.0 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Net Interest Income Accretion PPP Income (Net fees + coupon) $ in millions 2.77% 2.65% 2.57% 2.66% 2.91% 0.29% 0.25% 0.22% 0.22% 0.24% 2.50% 2.41% 2.36% 2.45% 2.68% 0.06% 0.06% 0.05% 0.04% 0.02% 2.45% 2.30% 2.28% 2.41% 2.66% 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Earning Assets Cost of Funds NIM Accretion Ex-PPP NIM(2) Net Interest Margin Net Interest Margin Bridge – Factors contributing to 23 bps NIM increase during quarter (1) Tax - equivalent adjusted amounts; Non - GAAP, see Appendix (2) Non - GAAP; Ex - PPP NIM removes the balance of PPP loans and assoc iated income as well as the equivalent amount of self - funding noninterest bearing deposits Net Interest Margin 2.68% Net Interest Income (1) NIM ex - PPP up 25 bps vs. 1Q22 - 0.02% NM Yields on new loan volume were 79 bps higher than in 1Q22, while net new funding yields (inclusive of line utilization changes) were 73 bps higher PPP contribution decreased by $ 0.7 million QoQ due to further shrinking of the PPP loan portfolio and the associated net deferred fee recognition as forgiveness continue s Purchase accounting accretion recognition declined by $0.6 million QoQ Increases in the securities portfolio yield contributed 7 bps of NIM expansion Slight increase in funding costs tied to borrowings - 0.02%

18 18 Ticker: BUSE 61.7 67.3 64.4 63.0 60.6 58.9 59.0 59.1 62.2 60.3 58.1 58.7 57.6 59.9 59.0 50.0 52.0 54.0 56.0 58.0 60.0 62.0 64.0 66.0 68.0 70.0 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Reported Efficiency Ratio Adjusted Efficiency Ratio Adj. Core Efficiency Ratio $56.5 $61.4 $60.9 $64.1 $64.4 $62.6 $73.5 $71.2 $70.4 $69.1 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Noninterest Exp. $62.6 $73.5 $71.2 $70.4 $69.1 Unfunded Provision ($0.5) ($1.0) $0.3 $1.1 ($0.3) Acq./Restructuring Exp. $2.7 $8.7 $5.6 $0.8 $0.3 Intangible Amort. $2.7 $3.1 $3.1 $3.0 $3.0 NMTC Amort. $1.2 $1.2 $1.3 $1.3 $1.7 Adj. Core Exp. (1) $56.5 $61.4 $60.9 $64.1 $64.4 Noninterest Exp. Adj. Core Exp. (1) $ in millions 1,531 1,346 1,463 1,493 2019 YE 2020 YE 2021 YE 2022 Q2 Focused Control on Expenses (1) Non - GAAP, see Appendix; adjusted core expenses exclude amortization of intangible assets, provision for unfunded commitments , acquisition/restructuring related charges, and NMTC amortization ▪ Adjusted core expenses (1) of $64.4 million in 2Q22 ▪ Continued investment in talent across our business lines, risk management infrastructure and organic growth opportunities ▪ Salaries, marketing and business development expenses combined were approximately $2 million higher in 2Q22 vs. 1Q22 ▪ Over the past 7 quarters , consolidated 33% of our branch footprint ▪ Reduced branch count from 87 (proforma for GSB) to 58 ▪ Increased average deposits per branch from $ 113 million at 9/30/20 to $179 million at 6/30/22 Noninterest Expense Efficiency Ratio (1) Full - Time Equivalents (FTE)

Continued Investment in Technology Enterprise-Wide

2022 Tech Investment Highlights

Investment Legend
- ◆ (yellow) Enhanced Customer Experience
- ◆ (green) Scale & Efficiency Upgrades

Q1
- ◆ (yellow) FirsTech launched new one-time payments platform for Busey Bank customers



BuseyBANK
Loan Pay
Pay your Busey Loan from any bank account
LOAN
PAYMENT
REVIEW
COMPLETE
Loan Account No.*
Zip Code*
BACK
MAKE PAYMENT

Q2
- ◆ (yellow) Launched integrated payables platform, offering commercial clients a portal to manage their payables process
- ◆ (yellow and green) Mortgage eClosing option integrated into retail platforms
- ◆ (yellow) Launched dedicated Busey Wealth Management mobile app
  - Access to client portfolio information via an intuitive interface on a mobile device
  - Clients able to easily view investment performance, portfolio allocation, and transactions
  - "The Vault" feature allows quick access to view performance reports and market updates
- ◆ (green) Network hardware upgrade, further minimizing vulnerability risks



Good Morning, Mike!
Total Value
$3,196,591.09
Balance Sheet
Accounts
Florida Mortgage
Rollover IRA
$629,066.49
Mike's 401k
$268,694.75
Portfolio
Andy's Portfolio
Activity Summary
$6,223,879.20
$31,447.27
$824,187.29
Allocation
Equities
Alternative Assets
Cash & Equivalents
Allocation vs Target

Q3
- ◆ (yellow and green) Upgrading treasury management solution for more robust customer functionality & more detailed internal reporting
- ◆ (green) Upgrade of core Wealth platform

Q4
- ◆ (yellow and green) Rollout of first phase of call center tech enhancements
- ◆ (green) Complete migration of disaster recovery environment to cloud

Ticker: BUSE 19

20 20 Ticker: BUSE 906,037 1,013,088 995,540 840,000 860,000 880,000 900,000 920,000 940,000 960,000 980,000 1,000,000 1,020,000 1,040,000 2021 Q2 2021 Q4 2022 Q2 Total Consumer Mobile & Online activity includes remote deposits, transfers, bill pay, and Zelle transactions Rising Digital Banking Adoption Consumer customer base increasingly relying on self - service features (1) Customer has logged in at least once in the 30 days preceding period - end (2) Customer has logged in at least once in the 90 days preceding period - end Consumer Monthly Active Users (1) Commercial Quarterly Active Users (2) Consumer Mobile & Online Transaction Activity (Counts, actual) 72,749 80,750 84,007 2021 Q2 2021 Q4 2022 Q2 Mobile MAU 2,344 2,526 2,503 2,250 2,300 2,350 2,400 2,450 2,500 2,550 2021 Q2 2021 Q4 2022 Q2 Online Banking QAU 453 523 564 400 420 440 460 480 500 520 540 560 580 2021 Q2 2021 Q4 2022 Q2 Mobile QAU Digital engagement of customers continues growth trajectory 98,326 108,714 109,748 90,000 95,000 100,000 105,000 110,000 115,000 2021 Q2 2021 Q4 2022 Q2 Online Banking MAU Busey Mobile App Busey’s dedicated Treasury Management Mobile App Glenview State Bank was integrated into the Bank during 3Q21, further driving YoY digital adoption

21 21 Ticker: BUSE ▪ Capital ratios significantly in excess of well - capitalized minimums ▪ Total RBC of 16.6% and CET1 ratio of 11.8% at 6/30/22 (1) ▪ TCE/TA ratio of 6.68% at 6/30/22 (2) ▪ TBV per share of $14.31 at 6/30/22 (2) ▪ $100 million of subordinated debt raised in 2Q22 ▪ $60 million of subordinated debt issued in 2017 will be called and paid off in 3Q22 ▪ Diversified portfolio, conservatively underwritten with low levels of concentration ▪ Non - performing ( 0.15% of total assets) and classified assets (7.6% of capital (3) ) both remain near historically low levels ▪ Reserves remain above initial Day 1 CECL coverage of 1.06%: ACL/Loans: 1.18% (4) | ACL/NPLs: 507.36% ▪ No remaining commercial full - payment deferrals under COVID - related modification programs ▪ 100 / 300 Test: 35% C&D | 212% CRE ▪ Robust holding company and bank - level liquidity ▪ Strong core deposit franchise ▪ 72.1% loan - to - deposit ratio, 98.8% core deposits (2) ▪ Borrowings accounted for approximately 3.8% of total funding at 6/30/22 ▪ Substantial sources of off - balance sheet contingent funding ($4.1 billion) (1) Capital ratios are preliminary estimates (2) Non - GAAP calculation, see Appendix (3) Capital calculated as Bank Tier 1 Capi tal + Allowance for credit losses (4) Excluding amortized cost of PPP loans Robust Capital Foundation High Quality, Resilient Loan Portfolio Strong Core Deposit Franchise & Ample Liquidity Fortress Balance Sheet

22 22 Ticker: BUSE $806 $826 $841 $851 $876 $517 $488 $479 $494 $577 16.4% 15.9% 15.7% 15.8% 16.6% 10% 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Well Cap Min Excess over Min Total Capital Ratio Min Ratio $ in millions $1,062 $1,061 $1,070 $1,086 $1,105 9.6% 8.6% 8.5% 8.8% 9.0% 4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $1,030 $1,040 $1,050 $1,060 $1,070 $1,080 $1,090 $1,100 $1,110 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Tier 1 Capital Leverage Ratio Min Ratio $ in millions $982 $971 $959 $856 $802 8.2% 7.8% 7.7% 7.0% 6.7% 12.3% 12.0% 11.8% 11.9% 11.8% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% $600 $650 $700 $750 $800 $850 $900 $950 $1,000 $1,050 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 TCE TCE Ratio CET1 Ratio $ in millions Robust Capital Foundation (1) Non - GAAP calculation, see Appendix (2) 2Q22 capital ratios are preliminary estimates ... Tangible Common Equity (1) & CET1 Ratios (2) Total Capital Ratio (2) Leverage Ratio (2) Consolidated Capital as of 6/30/22 (2) $ in millions Common Equity Tier 1 Ratio Tier 1 Capital Ratio Total Capital Ratio Capital Ratio 11.8% 12.6% 16.6% Minimum Well Capitalized Ratio 6.5% 8.0% 10.0% Amount of Capital $1,031 $1,105 $1,453 Well Capitalized Minimum $569 $701 $876 Excess Amount over Min $462 $404 $577

23 23 Ticker: BUSE $6,470 $7,007 $6,970 $7,379 0.11% 0.12% 0.03% 0.06% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 2019 YE 2020 YE 2021 YE 2022 Q2 Avg Loans Annualized NCOs/Avg Loans $ in millions $1,099 $1,155 $1,329 $1,354 9.7% 8.5% 6.9% 7.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2019 YE 2020 YE 2021 YE 2022 Q2 Bank Tier 1 Capital + ALLL Classified/Capital $ in millions Pristine Credit Quality ▪ C onservative underwriting continues to result in pristine credit quality performance ▪ Strong portfolio management that identifies early warning indicators and proactively engages the special assets group early in the credit review process ▪ Non - performing asset, classified asset, and net charge - off ratios remain near historically low levels ▪ Company - wide attention to changing economic environment and potential impact on credit ▪ NPAs/Assets of 0.15% at 6/30/22 ▪ LTM net charge - offs total $1.4 million, which equates to 0.02% of LTM average loans (1) Capital calculated as Busey Bank Tier 1 Capital + Allowance for credit losses NPAs / Assets Classifieds / Capital (1) NCOs / Average Loans $9,696 $10,544 $12,860 $12,356 0.34% 0.27% 0.17% 0.15% 2019 YE 2020 YE 2021 YE 2022 Q2 Assets % NPAs/Assets $ in millions

24 24 Ticker: BUSE $5,568 $6,687 $6,368 $7,114 $7,490 0.91% 0.80% 1.59% 1.24% 1.18% 2018 YE 2019 YE 2020 YE 2021 YE 2022 Q2 Ex-PPP Loans Allowance/Ex-PPP Loans $ in millions $36,598 $29,507 $24,301 $16,852 $17,494 138% 182% 416% 522% 507% 100% 150% 200% 250% 300% 350% 400% 450% 500% 550% 600% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2018 YE 2019 YE 2020 YE 2021 YE 2022 Q2 NPLs Allowance/NPLs $ in thousands Reserve Supports Credit & Growth Profile Allowance / NPLs Allowance / NPAs Allowance / Loans (ex - PPP) ▪ Reserve to loans of 1.18% (ex - PPP) ▪ Day 1 CECL coverage was 1.06% ▪ Non - performing loan balances remain near historically low levels but did experience an increase of $0.6 million since YE 2021 and $4.8 million QoQ ▪ Increase primarily attributable to single nursing home credit ▪ Downgrade to nonaccrual was accompanied by partial charge - off and specific allocation during 2Q22 ▪ Managed by the special assets group since 2Q19 and risk rated classified since 3Q19 ▪ Reserves to NPLs now equal to 507% $36,974 $32,564 $28,872 $21,268 $18,923 137% 165% 350% 413% 469% 100% 150% 200% 250% 300% 350% 400% 450% 500% 550% 600% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2018 YE 2019 YE 2020 YE 2021 YE 2022 Q2 NPAs Allowance/NPAs $ in millions

25 25 Ticker: BUSE $3,461 $4,010 $4,027 $4,078 $3,953 1.40% 1.37% 1.42% 1.80% 1.92% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $00 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Book Value Tax Equivalent Yield $ in millions Balanced, Low - Risk, Short - Duration Investment Portfolio ▪ BUSE carried $953MM in held - to - maturity (HTM) securities as of 6/30/22 ▪ Transferred a portion of the portfolio comprised of Agency RMBS & CMBS from available - for - sale (AFS) to HTM during 1Q22 ▪ The duration of the securities portfolio including HTM is 4.4 years and our fair value duration, which excludes the HTM portfolio, is 4.0 years ▪ After - tax net AFS unrealized loss position of $165.8 million ▪ Carrying value of investment portfolio is 30% of total assets ▪ Allowance for credit losses for investments is $0 ▪ Projected remaining 2022 roll off cash flow (based on static rates) of $250 million at ~1.81% yield Securities Portfolio – Book Value vs. TE Yield All Mortgage - Backed Securities & Collateralized Mortgage Obligations are Agency 89% of Municipal holdings rated AA or better and 10% rated A 100% of Corporate holdings are investment grade Collateralized Loan Obligation portfolio consists of 86% rated AAA and 14% rated AA Investment Portfolio Composition – Q2 2022

Actively Managing Asset-Sensitive Balance Sheet

- Balance sheet remains materially asset-sensitive
- Vigilant focus on pricing discipline for both loans and deposits
- Over 40% of loan portfolio reprices in less than one year
- Less than 4% of deposits are indexed/floating rate
- Tightening cycle-to-date deposit beta of 3% vs. conservative ALCO model assumption of 30%

Annual % Change in Net Interest Income under Shock Scenarios

Rate Shock	Year 1	Year 2
+300 bps	+12.8%	+15.7%
+200 bps	+8.6%	+10.5%
+100 bps	+4.3%	+5.2%
-100 bps	-7.2%	-8.9%

Balance sheet is projected over one- & two-year time horizons and net interest income is calculated under current market rates assuming permanent instantaneous shifts

Repricing / Maturity Structures of Portfolio Loans



Within 1 Year 40%
1-2 Years 6%
2-3 Years 7%
3-5 Years 19%
5+ Years 28%

IB Non-Maturity Deposit Betas in Last Tightening Cycle vs. Current ALCO Model



Current ALCO Model, 30%
4%
21%
3%
3%
2Q22 QTD deposit beta
3Q15 - 2Q17 (+100 bps move in FF)
3Q15 - 2Q19 (+225 bps move in FF)
1Q22 - 2Q22 (+150 bps move in FF)

Ticker: BUSE

26

27 27 Ticker: BUSE ▪ Net interest income was $75.9 million in 2Q22 vs. $70.1 million in 1Q22 and $64.5 million in 2Q21 ▪ Net interest margin was 2.68% in 2Q22, an increase of 23 bps vs. 2.45% in 1Q22 ▪ Adjusted net interest margin (1) (ex - PPP) was 2.66% in 2Q22, an increase of 25 bps vs. 2.41% in 1Q22 ▪ Primary factors contributing to the quarter’s NIM expansion was the growth of the loan portfolio combined with higher new volume rates & repricing rates (23 bps increase) and securities portfolio yield (7 bps increase) Noninterest Expense ▪ Noninterest income (ex - securities losses) of $32.7 million in 2Q22 , representing 30% of revenue ▪ Wealth management fees of $14.1 million in 2Q22 , down from $15.8 million in 1Q22 and up 9% YoY ▪ Payment tech solutions revenue of $4.9 million in 2Q22 , down from $5.1 million in 1Q22 and up 8% YoY ▪ Fees for customer services of $9.6 million in 2Q22 , up 8% QoQ and up 11% YoY ▪ Adjusted noninterest expense (1) (ex - amortization of intangibles, one - time acquisition and restructuring related items) of $65.8 million in 2Q22 , resulting in a 60.3% adjusted efficiency ratio (1) ▪ Adjusted core noninterest expense (1) of $ 64.4 million (ex - amortization of intangible assets, unfunded commitment provision, NMTC amortization, and one - time items) in 2Q22 , equating to 59.0 % adjusted core efficiency ratio (1) ▪ Adjusted net income of $30.1 million or $0.54 per diluted share (1) ▪ Adjusted pre - provision net revenue of $41.3 million (1.33% PPNR ROAA) in 2Q22 (1) ▪ 0.97% Adjusted ROAA and 14.62% Adjusted ROATCE in 2Q22 (1) Earnings Noninterest Income Net Interest Income Provision ▪ $1.7 million loan loss provision expense ▪ $0.3 million negative provision for unfunded commitments (captured in other noninterest expense) ▪ Net charge - offs of $1.1 million in 2Q22 (1) Non - GAAP, see Appendix Quarterly Earnings Review

28 28 Ticker: BUSE 0.05% 0.05% 0.05% 0.29% 1.50% 0.25% 0.28% 0.73% 2.28% 2.92% 0.87% 0.98% 1.26% 2.42% 3.01% 1.45% 1.52% 1.52% 2.32% 2.98% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 SOFR 2-yr UST 5-yr UST 10-Yr UST Earnings Performance (1) Non - GAAP calculation, see Appendix (2) Per FRED, Federal Reserve Bank of St. Louis Adjusted ROAA & Adjusted ROATCE (1) Adjusted Pre - Provision Net Revenue / Avg. Assets (1) Adjusted Net Income & Earnings Per Share (1) Historical Key Rates (2) $37.5 $39.4 $41.1 $39.4 $41.3 1.32% 1.23% 1.27% 1.26% 1.33% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Adj. PPNR Adj. PPNR / Avg Assets $ in millions 13.1% 13.4% 14.3% 13.0% 14.6% 1.12% 1.03% 1.05% 0.93% 0.97% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Adj. ROATCE Adj. ROAA $ in millions $31.9 $32.8 $34.3 $29.1 $30.1 $0.57 $0.58 $0.61 $0.52 $0.54 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 Adj. Net Income Adj. EPS $ in millions

Environmental, Social and Governance Responsibility

Building on 150 Years of Excellence | Advancing a Comprehensive ESG Strategy

*Officially opened in Peoria, IL in June 2022, the **Busey Bank Bridge** promotes financial security, community engagement and inclusion for economic development*

2022 Community Service Award

*Busey was named a recipient of the **2022 Community Service Award** by the Illinois Bankers Association in June 2022*

Commitment to Environment

- Helping our clients reduce their footprint from sustainable agriculture to green construction, financing for solar arrays, energy efficiency improvements, and more.
- Recycling nearly 500 tons of paper and saving nearly 2 million kilowatts of energy in 2021 alone.
- Providing all associates training on how to reduce their environmental impact at home and in the office.

Commitment to People

- Donating more than $1 million annually and volunteering over 10,000 hours in 2021.
- Attracting and retaining talent across a diverse set of backgrounds and experiences and investing in associate wellness and training and development.
- Building upon a legacy of corporate responsibility through an Enterprise Community Banking program.

Commitment to Strong Governance

- Leading at the Board and Executive level with a team of diverse backgrounds and experiences.
- Adhering to a stringent code of ethics set forth standards that all Executives, Directors and Officers are expected to follow.
- Prioritizing strong corporate governance – employing sustainable and scalable processes, policies, and customs – exceeding industry metrics.

First bank to be Illinois Green Business Association certified in 2012

Over $16 million in commitments to new green construction (1)

2022 Associate Engagement Score is the **highest in Busey's history** at 4.28/5.00 (2)

8.5 years average tenure (3)

95% engagement in wellness program (3)

Strong **7% insider ownership** (1)

40% of Board have underrepresented backgrounds, with diverse lengths of tenure (1)

ISS Score (4) (1-10 Range, lower is better)	Environmental Disclosures	Social Disclosures	Governance Risk
	3	4	2

Sustainalytics Score (5) (Lower is better – Proxy Peers average 29.7) — ESG Risk Rating: **28.8**

To view the full Corporate Social Responsibility Report, visit busey.com/CSR.

(1) Definitive Proxy filed 4/14/22 (2) Gallup-conducted survey completed Apr. 2022; first conducted in 2014 (3) Annual Report filed 4/26/22 (4) Last ISS Governance data profile update:3/28/22; Last ISS E&S data profile update: 9/10/21 (5) Sustainalytics Scores updated through 7/11/22. Reporting peer group is: ABCB, BANF, CUBI, EFSC, FFBC, FIBK, FRME, GBCI, HOMB, HTLF, ONB, PRK, RNST, SFBS, SFNC, STBA, TRMK, WSBC

Ticker: BUSE

29

30 30 Ticker: BUSE APPENDIX

31 31 Ticker: BUSE $1,664 $1,754 $1,869 $1,875 $1,912 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 $ in millions High Quality Loan Portfolio: C&I ▪ 25.4% of total loan portfolio (ex - PPP loans) ▪ Diversified portfolio results in low levels of concentrated exposure ▪ Top concentration in one industry (manufacturing) is 17% of C&I loans, or 4% of total loans ▪ Only 2.4% of C&I loans are classified ▪ Manufacturing classified balances are primarily one credit ($16 million outstanding) in the Transportation subsector that is experiencing persistent pandemic impacts; relationship was downgraded from special mention to classified during 2Q22 ▪ YoY growth of C&I loans (ex - PPP) of $ 248 million (1) Ex - PPP loan totals include purchase accounting, FASB, overdrafts, etc. (2) Difference in C&I balances from chart on left pr imarily attributable to one large technical overdraft that was subsequently cleared on July 1 C&I Loans by Sector (ex - PPP) $ in thousands NAICS Sector 6/30/22 Balances (ex-PPP) % of Total Loans (ex-PPP) 6/30/22 Classified Balances Manufacturing $317,053 4.2% $20,432 Finance and Insurance $236,655 3.2% $0 Real Estate Rental & Leasing $199,694 2.7% $1,259 Wholesale Trade $191,301 2.6% $452 Construction $186,680 2.5% $2,173 Educational Services $166,645 2.2% $0 Health Care and Social Assistance $107,034 1.4% $7,031 Agriculture, Forestry, Fishing/Hunting $91,924 1.2% $1,496 Public Administration $75,863 1.0% $0 Food Services and Drinking Places $73,349 1.0% $841 Retail Trade $64,826 0.9% $4,261 Other Services (except Public Admin) $44,834 0.6% $75 Transportation $43,370 0.6% $202 Professional, Scientific, & Tech Svcs $41,743 0.6% $4,015 Arts, Entertainment, and Recreation $30,073 0.4% $2,143 Administrative and Support Services $15,379 0.2% $863 Mining, Quarrying, Oil/Gas Extraction $7,305 0.1% $0 Waste Management Services $6,826 0.1% $0 Information $2,608 0.0% $0 Management of Cos. & Enterprises $1,125 0.0% $0 Utilities $819 0.0% $0 Grand Total $1,905,106 25.4% $45,243 Total C&I Loans (1) (2)

High Quality Loan Portfolio: CRE

Owner Occupied CRE Loans by Property Type

$ in thousands Property Type	6/30/22 Balances	% of Total Loans (ex-PPP)	6/30/22 Classified Balances
Industrial/Warehouse	$327,883	4.4%	$2,235
Office	$258,002	3.4%	$488
Specialty	$238,333	3.2%	$2,401
Retail	$62,223	0.8%	$2,283
Restaurant	$54,128	0.7%	$1,632
Nursing Homes	$1,493	0.0%	$0
Health Care	$1,050	0.0%	$0
Hotel	$617	0.0%	$0
Apartments	$445	0.0%	$0
Other	$185	0.0%	$0
Student Housing	$106	0.0%	$0
Grand Total	**$944,465**	**12.6%**	**$9,039**

Office Composition by Type – Q2 2022



Medical 41%
Single-Tenant 17%
Mixed Use Office 9%
Multi-Tenant 33%

- 41% of balances are Medical Office, a segment minimally impacted by work-from-home trends
- 63.3% Weighted Avg. LTV for total Office portfolio
- 0.1% of Office balances are risk-rated classified
- 36% of Office are owner-occupied properties underwritten to operating cash flow

Investor Owned CRE Loans by Property Type (1)

$ in thousands Property Type	6/30/22 Balances	% of Total Loans (ex-PPP)	6/30/22 Classified Balances
Apartments	$511,040	6.8%	$857
Office	$467,885	6.2%	$546
Retail	$432,350	5.8%	$1,151
Industrial/Warehouse	$292,181	3.9%	$115
Student Housing	$273,790	3.7%	$0
Hotel	$213,236	2.8%	$505
Senior Housing	$177,538	2.4%	$0
LAD	$131,163	1.8%	$2,400
Specialty	$83,151	1.1%	$39
Nursing Homes	$60,756	0.8%	$34,864
Restaurant	$28,774	0.4%	$0
1-4 Family	$22,735	0.3%	$0
Health Care	$20,000	0.3%	$0
Continuing Care Facilities	$14,339	0.2%	$0
Other	$1,003	0.0%	$0
Grand Total	**$2,729,941**	**36.4%**	**$40,477**

Total CRE: CRE-I and OOCRE Portfolio

- Only 1.3% of total CRE loans and 1.5% of CRE-I loans are classified
- Low levels of concentrated exposure
  - Office top concentration at 20% of total CRE portfolio
  - Apartments & Student Housing represents 29% of CRE-I
    - 60.7% WAvg LTV & 61.4% long-term customers (4+ yrs)
- Nursing Home portfolio has been a primary focus of ongoing monitoring activities since onset of pandemic
  - Customers experienced significant occupancy declines (62.4% avg occupancy of portfolio as of YE 2021) & have been slow to recover
  - Illinois law boosting funding by $700 million annually for Medicaid-funded nursing homes went into effect on 7/1/22; will provide new support for Illinois-based customers

(1) Investor owned CRE includes C&D, Multifamily and non-owner occupied CRE

Ticker: BUSE

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Non-GAAP Financial Information

Pre-Provision Net Revenue, Adjusted Pre-Provision Net Revenue,
Pre-Provision Net Revenue to Average Assets, and Adjusted Pre-Provision Net Revenue to Average Assets
(dollars in thousands)

		Three Months Ended			Six Months Ended	
		June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
PRE-PROVISION NET REVENUE						
Net interest income		$ 75,928	$ 70,056	$ 64,542	$ 145,984	$ 129,435
Total noninterest income		31,019	35,772	33,011	66,791	64,456
Net security (gains) losses		1,714	614	(898)	2,328	(2,539)
Total noninterest expense		(69,092)	(70,376)	(62,625)	(139,468)	(117,124)
Pre-provision net revenue		39,569	36,066	34,030	75,635	74,228
Non-GAAP adjustments:						
Acquisition and other restructuring expenses		303	835	2,713	1,138	3,033
Provision for unfunded commitments		(267)	1,112	(496)	845	(90)
Amortization of New Markets Tax Credit		1,662	1,341	1,239	3,003	3,068
Adjusted pre-provision net revenue		$ 41,267	$ 39,354	$ 37,486	$ 80,621	$ 80,239
Pre-provision net revenue, annualized	[a]	$ 158,711	$ 146,268	$ 136,494	$ 152,524	$ 149,686
Adjusted pre-provision net revenue, annualized	[b]	165,521	159,602	150,356	162,578	161,808
Average total assets	[c]	12,452,070	12,660,939	11,398,655	12,555,928	10,998,672
Reported: Pre-provision net revenue to average assets [1]	[a÷c]	1.27 %	1.16 %	1.20 %	1.21 %	1.36 %
Adjusted: Pre-provision net revenue to average assets [1]	[b÷c]	1.33 %	1.26 %	1.32 %	1.29 %	1.47 %

[1] Annualized measure.

Ticker: BUSE

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Non-GAAP Financial Information

Adjusted Net Income, Adjusted Diluted Earnings Per Share, Adjusted Return on Average Assets, Return on Average Tangible Common Equity, and Adjusted Return on Average Tangible Common Equity

(dollars in thousands, except per share amounts)

		Three Months Ended			Six Months Ended	
		June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
NET INCOME ADJUSTED FOR NON-OPERATING ITEMS						
Net income	[a]	$ 29,824	$ 28,439	$ 29,766	$ 58,263	$ 67,582
Non-GAAP adjustments:						
Acquisition expenses:						
Salaries, wages, and employee benefits		—	587	1,125	587	1,125
Data processing		—	214	368	214	375
Professional fees, occupancy, and other		204	34	1,220	238	1,533
Other restructuring expenses:						
Lease or fixed asset impairment		99	—	—	99	—
Professional fees, occupancy, and other		—	—	—	—	—
MSR valuation impairment		—	—	—	—	—
Related tax benefit		(46)	(170)	(558)	(216)	(629)
Adjusted net income	[b]	$ 30,081	$ 29,104	$ 31,921	$ 59,185	$ 69,986
DILUTED EARNINGS PER SHARE						
Dilutive average common shares outstanding	[c]	56,104,017	56,194,946	55,730,883	56,149,466	55,384,942
Reported: Diluted earnings per share	[a÷c]	$ 0.53	$ 0.51	$ 0.53	$ 1.04	$ 1.22
Adjusted: Diluted earnings per share	[b÷c]	$ 0.54	$ 0.52	$ 0.57	$ 1.05	$ 1.26
RETURN ON AVERAGE ASSETS						
Net income, annualized	[d]	$ 119,624	$ 115,336	$ 119,391	$ 117,492	$ 136,284
Adjusted net income, annualized	[e]	120,655	118,033	128,035	119,351	141,132
Average total assets	[f]	12,452,070	12,660,939	11,398,655	12,555,928	10,998,672
Reported: Return on average assets [1]	[d÷f]	0.96 %	0.91 %	1.05 %	0.94 %	1.24 %
Adjusted: Return on average assets [1]	[e÷f]	0.97 %	0.93 %	1.12 %	0.95 %	1.28 %
RETURN ON AVERAGE TANGIBLE COMMON EQUITY						
Average common equity		$ 1,197,052	$ 1,281,535	$ 1,342,771	$ 1,239,060	$ 1,309,418
Average goodwill and other intangible assets, net		(371,890)	(374,811)	(368,709)	(373,342)	(365,718)
Average tangible common equity	[g]	$ 825,162	$ 906,724	$ 974,062	$ 865,718	$ 943,700
Reported: Return on average tangible common equity [1]	[d÷g]	14.50 %	12.72 %	12.26 %	13.57 %	14.44 %
Adjusted: Return on average tangible common equity [1]	[e÷g]	14.62 %	13.02 %	13.14 %	13.79 %	14.96 %

[1] Annualized measure.

Ticker: BUSE

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35 35 Ticker: BUSE Non - GAAP Financial Information Adjusted Net Interest Margin (dollars in thousands) Three Months Ended Six Months Ended June 30, March 31, June 30, June 30, June 30, 2022 2022 2021 2022 2021 Net interest income $ 75,928 $ 70,056 $ 64,542 $ 145,984 $ 129,435 Non - GAAP adjustments: Tax - equivalent adjustment 546 546 579 1,092 1,180 Tax - equivalent net interest income 76,474 70,602 65,121 147,076 130,615 Purchase accounting accretion related to business combinations (599) (1,159) (1,726) (1,758) (3,883) Adjusted net interest income $ 75,875 $ 69,443 $ 63,395 $ 145,318 $ 126,732 Tax - equivalent net interest income, annualized [a] $ 306,736 $ 286,330 $ 261,200 $ 296,590 $ 263,395 Adjusted net interest income, annualized [b] 304,334 281,630 254,277 293,045 255,565 Average interest - earning assets [c] 11,453,198 11,703,947 10,448,417 11,577,879 10,102,278 Reported: Net interest margin 1 [a ÷ c] 2.68% 2.45% 2.50% 2.56% 2.61 % Adjusted: Net interest margin 1 [b ÷ c] 2.66% 2.41% 2.43% 2.53% 2.53% 1 Annualized measure.

Non-GAAP Financial Information

Adjusted Noninterest Expense, Adjusted Core Expense, Efficiency Ratio, Adjusted Efficiency Ratio, and Adjusted Core Efficiency Ratio

(dollars in thousands)

		Three Months Ended			Six Months Ended	
		June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net interest income		$ 75,928	$ 70,056	$ 64,542	$ 145,984	$ 129,435
Non-GAAP adjustments:						
Tax-equivalent adjustment		546	546	579	1,092	1,180
Tax-equivalent net interest income		76,474	70,602	65,121	147,076	130,615
Total noninterest income		31,019	35,772	33,011	66,791	64,456
Non-GAAP adjustments:						
Net security (gains) losses		1,714	614	(898)	2,328	(2,539)
Noninterest income excluding net securities gains and losses		32,733	36,386	32,113	69,119	61,917
Tax-equivalent net interest income plus noninterest income excluding net securities gains and losses	[a]	$ 109,207	$ 106,988	$ 97,234	$ 216,195	$ 192,532
Total noninterest expense		$ 69,092	$ 70,376	$ 62,625	$ 139,468	$ 117,124
Non-GAAP adjustments:						
Amortization of intangible assets	[b]	(2,951)	(3,011)	(2,650)	(5,962)	(5,051)
Non-interest expense excluding amortization of intangible assets	[c]	66,141	67,365	59,975	133,506	112,073
Non-operating adjustments:						
Salaries, wages, and employee benefits		—	(587)	(1,125)	(587)	(1,125)
Data processing		—	(214)	(368)	(214)	(375)
Impairment, professional fees, occupancy, and other		(303)	(34)	(1,220)	(337)	(1,533)
Adjusted noninterest expense	[d]	65,838	66,530	57,262	132,368	109,040
Provision for unfunded commitments		267	(1,112)	496	(845)	90
Amortization of New Markets Tax Credit		(1,662)	(1,341)	(1,239)	(3,003)	(3,068)
Adjusted core expense	[e]	$ 64,443	$ 64,077	$ 56,519	$ 128,520	$ 106,062
Noninterest expense, excluding non-operating adjustments	[d-b]	$ 68,789	$ 69,541	$ 59,912	$ 138,330	$ 114,091
Reported: Efficiency ratio	[c÷a]	60.56 %	62.97 %	61.68 %	61.75 %	58.21 %
Adjusted: Efficiency ratio	[d÷a]	60.29 %	62.18 %	58.89 %	61.23 %	56.63 %
Adjusted: Core efficiency ratio	[e÷a]	59.01 %	59.89 %	58.13 %	59.45 %	55.09 %

Ticker: BUSE

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Non-GAAP Financial Information

Tangible Common Equity and Tangible Common Equity to Tangible Assets
(dollars in thousands)

		As of				
		June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Total assets		$ 12,356,433	$ 12,567,509	$ 12,859,689	$ 12,899,330	$ 12,415,449
Non-GAAP adjustments:						
Goodwill and other intangible assets, net		(369,962)	(372,913)	(375,924)	(378,891)	(381,795)
Tax effect of other intangible assets [1]		9,905	10,456	16,254	17,115	17,997
Tangible assets	[a]	$ 11,996,376	$ 12,205,052	$ 12,500,019	$ 12,537,554	$ 12,051,651
Total stockholders' equity		$ 1,161,957	$ 1,218,025	$ 1,319,112	$ 1,333,076	$ 1,345,691
Non-GAAP adjustments:						
Goodwill and other intangible assets, net		(369,962)	(372,913)	(375,924)	(378,891)	(381,795)
Tax effect of other intangible assets [1]		9,905	10,456	16,254	17,115	17,997
Tangible common equity	[b]	$ 801,900	$ 855,568	$ 959,442	$ 971,300	$ 981,893
Tangible common equity to tangible assets [2]	[b÷a]	6.68 %	7.01 %	7.68 %	7.75 %	8.15 %

[1] Net of estimated deferred tax liability.
[2] Tax-effected measure.

Tangible Book Value Per Common Share
(dollars in thousands, except per share amounts)

		As of				
		June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Total stockholders' equity		$ 1,161,957	$ 1,218,025	$ 1,319,112	$ 1,333,076	$ 1,345,691
Goodwill and other intangible assets, net		(369,962)	(372,913)	(375,924)	(378,891)	(381,795)
Tangible book value	[a]	$ 791,995	$ 845,112	$ 943,188	$ 954,185	$ 963,896
Ending number of common shares outstanding	[b]	55,335,703	55,278,785	55,434,910	55,826,984	56,330,616
Tangible book value per common share	[a÷b]	$ 14.31	$ 15.29	$ 17.01	$ 17.09	$ 17.11

Ticker: BUSE

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38 38 Ticker: BUSE Non - GAAP Financial Information Core Loans, Core Loans to Portfolio Loans, Core Deposits, Core Deposits to Total Deposits, and Core Loans to Core Deposits (dollars in thousands) As of June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Portfolio loans [a] $ 7,497,778 $ 7,272,873 $ 7,188,998 $ 7,150,635 $ 7,185,650 Non - GAAP adjustments: PPP Loans amortized cost (7,616) (31,769) (74,958) (178,231) (390,395) Core loans [b] $ 7,490,162 $ 7,241,104 $ 7,114,040 $ 6,972,404 $ 6,795,255 Total deposits [c] $ 10,397,228 $ 10,591,836 $ 10,768,577 $ 10,817,867 $ 10,337,117 Non - GAAP adjustments: Brokered transaction accounts (2,002) (2,002) (2,248) (2,002) (2,002) Time deposits of $250,000 or more (117,957) (139,245) (137,449) (156,419) (129,187) Core deposits [d] $ 10,277,269 $ 10,450,589 $ 10,628,880 $ 10,659,446 $ 10,205,928 RATIOS Core loans to portfolio loans [b ÷ a] 99.90% 99.56% 98.96% 97.51% 94.57 % Core deposits to total deposits [d ÷ c] 98.85% 98.67% 98.70% 98.54% 98.73 % Core loans to core deposits [b ÷ d] 72.88% 69.29% 66.93% 65.41% 66.53%